MUTUAL FUND SERIES TRUST

Catalyst Income and Multi-Strategy Fund

Class A: ACXAX Class C: ACXCX Class I: ACXIX

(the “Fund”)

Supplement dated October 18, 2023 to the Prospectus, Summary Prospectus and Statement of Additional Information, each dated November 1, 2022. This Supplement cancels and supersedes the Supplement to the Prospectus, Summary Prospectus and Statement of Additional Information dated August 31, 2023.

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The Board of Trustees of Mutual Fund Series Trust has concluded that it is in the best interests of the Fund and its shareholders that the Fund cease operations. The Board has determined to close the Fund and redeem all outstanding shares on November 8, 2023 (“Liquidation Date”).

Effective immediately, the Fund will not accept any new investments and may no longer pursue its stated investment objective. The Fund will begin liquidating its portfolio and will invest in cash equivalents until all shares have been redeemed. Any capital gains and dividend income will be distributed as soon as practicable to shareholders.

Current shareholders of the Fund may, consistent with the requirements set forth in the “Exchange Privilege” section of the Prospectus, exchange their shares into shares of the same class of other funds in the Catalyst Family of Funds at any time prior to the Liquidation Date.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED OR EXCHANGED THEIR SHARES OF THE FUND PRIOR TO THE LIQUIDATION DATE WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE ADDRESS OR ACCOUNT OF RECORD. If you have questions or need assistance, please contact the Fund at 1-866-447-4228.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of a redemption of Fund shares. If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year. If you receive a distribution from a 403(b)(7) Custodian Account (Tax-Sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring. If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement.

You should read this Supplement in conjunction with the Prospectus, the Summary Prospectus and the Statement of Additional Information for the Fund, each dated November 1, 2022, as supplemented, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-866-447-4228 or by writing to 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022.

Please retain this Supplement for future reference.